U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A


                               CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): July 8, 2004


                                 NVCN CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
        (State or jurisdiction of  incorporation or organization)


                                    0-13187
                           (Commission File Number)


                                   13-3074570
                  (I.R.S. Employer Identification Number)


  2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota       55120
          (Address of Principal Executive Offices)                (Zip Code)


               Registrant's Telephone Number:  (651) 452-1606


           7550 24th Avenue South, Suite 168, Minneapolis, Minnesota 55450
            (Former name or former address, if changed since last report)


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on July 8, 2004, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Silverman, Olson, Thorvilson & Kaufman, Ltd., was dismissed. The decision to dismiss this accountant was approved by the Registrant's board of directors. This accountant audited the Registrant's financial statements for the fiscal years ended May 31, 2000 and 1999. This firm's report on these financial statements was modified as to uncertainty that the Registrant will continue as a going concern; other than this, the accountant's report on the financial statements for those periods neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the fiscal years ended May 31, 2000 and 1999, and the subsequent period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred during the fiscal years ended May 31, 2000 and 1999, and the subsequent period preceding the former accountant's dismissal.

     (b) Effective on July 8, 2004, the firm of George Brenner, C.P.A., was engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain this accountant was approved by the Registrant's board of directors. During the fiscal years ended May 31, 2000 and 1999, and the subsequent period prior to engaging this accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     In the Form 8-K filed on August 28, 2003, the Registrant incorrectly reported its name as "NVCN, Inc." The correct name of the company is "NVCN Corporation".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       NVCN Corporation



Dated: July 14, 2003                   By:/s/ Gary Borglund, President



                                   EXHIBIT INDEX

Number                     Description

16     Letter on Change in Certifying Accountant (see below).

                                    EX-16
               LETTER ON CHANGE IN CERTIFYING ACCOUNTANT

                 Silverman Olson Thorvilson & Kaufman, Ltd.
                    920 Second Avenue South, Suite 1550
                       Minneapolis, Minnesota  55402
                               (612) 373-9000


Securities and Exchange Commission
Division of Corporation Finance
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sir/Madame:

We have read and agree with the comments in Item 4 of Form 8-K/A of NVCN Corporation (formerly known as Novacon Corporation) dated July 14, 2004 with the following exception:

1.  We are not in a position to agree or disagree that NVCN
Corporation has appointed George Brenner, C.P.A., to serve as independent public accountant of the Company for the fiscal year ended May 31, 2001 and any subsequent periods.

Sincerely,



/s/  Silverman Olson Thorvilson & Kaufman, Ltd.
Silverman Olson Thorvilson & Kaufman, Ltd.
Minneapolis, Minnesota
July 14, 2004